EXHIBIT  24

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of MacDermid, Incorporated, hereby constitutes and appoints Daniel H. Leever the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in said agent and attorney-in-fact to delegate the power herein conferred to any person or persons said agent and attorney-in-fact shall select, to sign in the place of the undersigned in his capacity as a director of the Corporation, the Form 10-K for the fiscal year ended December 31, 2004, of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and sign any amendment or amendments to such Form 10-K; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact as herein authorized.





                                                       /S/   Robert Ecklin
                                                             (Signature)
                                                            March  4,  2005


                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of MacDermid, Incorporated, hereby constitutes and appoints Daniel H. Leever the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in said agent and attorney-in-fact to delegate the power herein conferred to any person or persons said agent and attorney-in-fact shall select, to sign in the place of the undersigned in his capacity as a director of the Corporation, the Form 10-K for the fiscal year ended December 31, 2004, of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and sign any amendment or amendments to such Form 10-K; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact as herein authorized.





                                                      /S/   Donald G. Ogilvie
                                                             (Signature)
                                                             March  4,  2005


                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of MacDermid, Incorporated, hereby constitutes and appoints Daniel H. Leever the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in said agent and attorney-in-fact to delegate the power herein conferred to any person or persons said agent and attorney-in-fact shall select, to sign in the place of the undersigned in his capacity as a director of the Corporation, the Form 10-K for the fiscal year ended December 31, 2004, of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and sign any amendment or amendments to such Form 10-K; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact as herein authorized.





                                                     /S/   Joseph M. Silvestri
                                                             (Signature)
                                                             March  4,  2005


                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of MacDermid, Incorporated, hereby constitutes and appoints Daniel H. Leever the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in said agent and attorney-in-fact to delegate the power herein conferred to any person or persons said agent and attorney-in-fact shall select, to sign in the place of the undersigned in his capacity as a director of the Corporation, the Form 10-K for the fiscal year ended December 31, 2004, of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and sign any amendment or amendments to such Form 10-K; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact as herein authorized.





                                                        /S/   James C. Smith
                                                               (Signature)
                                                             March  4,  2005


                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of MacDermid, Incorporated, hereby constitutes and appoints Daniel H. Leever the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in said agent and attorney-in-fact to delegate the power herein conferred to any person or persons said agent and attorney-in-fact shall select, to sign in the place of the undersigned in his capacity as a director of the Corporation, the Form 10-K for the fiscal year ended December 31, 2004, of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and sign any amendment or amendments to such Form 10-K; hereby ratifying and confirming all acts taken by such agent and attorney-in-fact as herein authorized.





                                                        /S/   T. Quinn Spitzer
                                                                 (Signature)
                                                               March  4,  2005